UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37729	36-4829580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N Wacker Drive, Suite 1400, Chicago IL 60606

(Address of principal executive offices, including zip code)

(773) 272-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

Disclosure Information

As previously disclosed, on April 13, 2020, LSC Communications, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (collectively, the “Chapter 11 Cases”), and on September 15, 2020, the Debtors and certain other non-Debtor subsidiaries of the Company entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with ACR III Libra Holdings LLC, a Delaware limited liability company, and, solely with respect to Section 9.13 of the Purchase Agreement, Atlas Capital Resources III LP, a Delaware limited partnership, and Atlas Capital Resources (P) III LP, a Delaware limited partnership.

To facilitate discussions concerning the sale process, the Company provided certain financial and other information to certain holders of the senior secured term loan B facility under the Company’s Credit Agreement, dated as of September 30, 2016, as amended, and holders of senior notes under the Company’s Indenture, dated as of September 30, 2016, as amended (the “Junior Creditors”), pursuant to non-disclosure agreements with such Junior Creditors (the “NDAs”). Pursuant to the NDAs, the Company agreed to disclose publicly any material non-public information disclosed to such Junior Creditors after a specified period or upon the occurrence of certain events set forth in the NDAs. The information included in this Form 8-K as Exhibit 99.1, including preliminary projections regarding the sources and uses of the Final Cash Consideration (as defined in the Purchase Agreement) (the “Disclosure Information”), is being furnished to satisfy the Company’s public disclosure obligations under the NDAs.

Management of the Company prepared the projections from certain internal financial projections based on expectations, beliefs, opinions, and assumptions of the Company’s management that the Company’s management believed were reasonable at the time they were made. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof in light of developments in the Company’s business and the broader markets it serves. The projections were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles or any published guidelines for preparation and presentation of “prospective financial information.” The inclusion of the projections in this Form 8-K should not be regarded as an indication that the Company or any other person considered, or now considers, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such projections remain the same as of the date of this Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of the Company nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained in this Form 8-K. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information. Except as required by law, the Company does not currently intend to update or revise publicly any of the information contained or incorporated herein to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

Press Release

On September 30, 2020, the Company issued a press release announcing the Bankruptcy Court’s approval of the transactions contemplated under the Purchase Agreement (the “Transactions”). A copy of the press release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Disclosure Information provided in connection with discussions with certain Junior Creditors.

99.2	Press Release, dated as of September 30, 2020, issued by LSC Communications, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Purchase Agreement, the Transactions, the outcome and timing of the Chapter 11 process, and other statements regarding the Company’s strategy and future operations, performance and prospects. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Cases; our ability to address the going concern considerations described in the footnotes to our audited consolidated financial statements and maintain liquidity to fund our operations during the Chapter 11 Cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Cases or the Transactions; our ability to consummate the Transactions or any other transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; the competitive market for our products and industry fragmentation affecting our prices; the inability to improve operating efficiency to meet changing market conditions; the impact of the coronavirus pandemic on our business and operations, including demand for our products and services, and our ability to effectively manage the impacts of the coronavirus on our business operations; the effects of global market and economic conditions on our customers and suppliers; and other factors affecting the Company detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov and in particular, our 2019 Form 10-K filed with the SEC on March 2, 2020. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this communication may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

By:	/s/ Suzanne S. Bettman
Name:	Suzanne S. Bettman
Title:	Secretary; Chief Compliance Officer; General Counsel

Dated: October 1, 2020

3